UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 March 18, 2004
                        --------------------------------
                       (Date of earliest event reported)


                        Tumbleweed Communications Corp.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                000-26223              94-3336053
   ------------------------ ----------------------  ----------------------
   (State of Incorporation)  (Commission File No.)      (IRS Employer
                                                      Identification No.)


                               700 Saginaw Drive
                         Redwood City, California 94063
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (650) 216-2000
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              (Registrant's telephone number, including area code)


            --------------------------------------------------------
         (Former name or former address, if changed since last report)

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 18, 2004, as filed with the Securities and Exchange Commission on March 23, 2004 and as amended on May 25, 2004, as set forth in the pages attached hereto. Unless set forth below, all previous items of the Form 8-K are unchanged.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Pro forma financial information.

             The pro forma financial statements of Tumbleweed Communications Corp. reflecting the acquisition of Corvigo, Inc., are attached as
             Exhibit 99.2 hereto.

         (c) Exhibits.

             The following exhibits are being filed with this report.

             99.2 Pro Forma Financial Statements of Tumbleweed Communications Corp. reflecting the acquisition of Corvigo, Inc.


                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Tumbleweed Communications Corp.


                                                By:  /s/ Bernard J. Cassidy
                                                     --------------------------
                                                Name:   Bernard J. Cassidy
                                                Title:  Secretary
Date: June 1, 2004



                                 EXHIBIT INDEX

Exhibit No.       Description
-------------     --------------

99.1 *            Financial Statements of Corvigo, Inc.
99.2              Pro Forma Financial Statements of Tumbleweed Communications
                  Corp. reflecting the acquisiton of Corvigo, Inc.


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* Previously filed